                                                                  Exhibit 10.45

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

            SECOND AMENDMENT, dated as of November 12, 1999 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation ("Holdings"), Twin Laboratories Inc., a Utah corporation (the "Borrower"), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders"), The Bank of New York, as co-agent for the Lenders thereunder (in such capacity, the "Co Agent"), and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, Holdings, the Borrower, the Lenders, the Co-Agent and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Borrower has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

            WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            2. Amendment to Subsection 4.23 of the Credit Agreement. Subsection
4.23 of the Credit Agreement is hereby amended by deleting the date "September 30, 1999" therein and substituting, in lieu thereof, "November 30, 1999".

            3. Amendment to Subsection 7.1 of the Credit Agreement. Subsection
7.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "7.1 Financial Condition Covenants.

            (a) Leverage Ratio. Permit the ratio of (i) Consolidated Total Debt at the last day of any fiscal quarter ending during any "Test Period" set forth below to (ii)

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                                                                               2


Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date to be greater than the amount set forth opposite such period below:

             Test Period Ending                  Leverage Ratio
             ------------------                  --------------
             12/31/96                            4.25 to 1.00
             12/31/97                            4.00 to 1.00
             12/31/98                            3.75 to 1.00
             12/23/99 and thereafter             3.00 to 1.00

            (b) Interest Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending on the last day of any fiscal year the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period to be less than the amount set forth opposite such period below:

             Test Period Ending                  Interest Coverage Ratio
             ------------------                  -----------------------
             12/31/96                            1.75 to 1.00
             12/31/97                            2.20 to 1.00
             12/31/98                            2.60 to 1.00
             12/23/99 - 1/08/00                  2.90 to 1.00
             12/23/00- 1/08/01                   3.00 to 1.00
             12/23/01 and thereafter             3.00 to 1.00"

            4. Amendments to Subsection 7.2 of the Credit Agreement. (a) Subsection 7.2(c) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" therein and substituting, in lieu thereof, "$10,000,000".

            (b)Subsection 7.2(1) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "(1) so long as no Default or Event of Default is continuing at the time thereof, or would occur as a result thereof, the incurrence of Indebtedness (including without limitation Indebtedness in respect of Sale/Leaseback Transactions or Financing Lease Obligations) in an aggregate principal amount not to exceed $15,000,000 at any time outstanding to finance (or to reimburse the Borrower or its Subsidiaries for amounts expended to finance), on terms reasonably satisfactory to the Required Lenders, the expansion, renovation or relocation of their manufacturing, warehouse or office facilities (including, without limitation, any equipment related thereto), provided that, at the time of incurrence of such Indebtedness, the Borrower shall have provided projections to the Lenders showing that after giving effect thereto it will be in compliance with all covenants set forth in subsection 8.1 on a pro forma basis for each future year during the remaining term of this Agreement;"

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                                                                               3


            5. Amendment to Subsection 7.8 of the Credit Agreement. Subsection
      7.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "7.8 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditures other than Capital Expenditures in an aggregate amount not to exceed (i) $6,000,000 for the Borrower and its Subsidiaries during the fiscal year of the Borrower ending on or about December 31, 1999; provided, that the Borrower and its Subsidiaries may make, or commit to make, additional Capital Expenditures in the amount of up to $12,500,000 in the aggregate, to be used to finance the expansion, renovation or relocation of their manufacturing, warehouse or office facilities (including, without limitation, any equipment related thereto);
      (ii) $20,000,000 for the Borrower and its Subsidiaries during the fiscal year of the Borrower ending on or about December 31, 2000; and (iii) $12,000,000 per annum for the Borrower and its Subsidiaries during any subsequent fiscal year of the Borrower; provided, that, commencing with the fiscal year of the Borrower ending on or about December 31, 2000, (a) Capital Expenditures not in excess of $2,000,000 permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year and (b) Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respects of amounts permitted for such fiscal year."

            6. Amendment to Subsection 7.10 of the Credit Agreement. Subsection
7.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "7.10 Limitation on Optional Payments and Modifications of Debt Instruments and other Obligations. (a) Make any optional payment or prepayment on or redemption, defeasance or purchase of any Senior Subordinated Notes except (i) in accordance with the provisions of subsection 3.1 (b)(i)(u), (ii) with the proceeds of Indebtedness permitted under subsections 7.2(e) (in connection with the incurrence of Refinancing Indebtedness under subsection 7.2(o)) and 7.2(o), (iii) as long as no Default or Event of Default has occurred and is continuing, in an aggregate cash amount not to exceed $15,000,000 unless the ratio of Consolidated Total Debt to Consolidated EBITDA (calculated on the terms set forth in subsection 7.1(a)) for the most recent completed four fiscal quarters prior to any such optional payment, prepayment, redemption, defeasance or purchase is less than or equal to 2.0 to 1.0 and then in an aggregate cash amount not to exceed $30,000,000, and (iv) so long as (x) no Default or Event of Default has occurred and is continuing, (y) the amount available for borrowing by the Borrower under the Revolving Credit Commitments is not less than $15,000,000 and (z) the ratio of Consolidated Total Debt to Consolidated EBITDA (calculated on the terms set forth in subsection 7.1(a)) for the most recent completed four fiscal quarters prior to any such optional payment, prepayment, redemption, defeasance or purchase is less than or equal to 1.5 to 1.0, in an aggregate cash amount not to exceed $40,000,000; (b) amend, modify or change, or

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                                                                               4


      consent or agree to any amendment, modification or change to any of the terms of the Senior Subordinated Note Indenture (other than any such amendment, modification or change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon or (ii) does not in any way adversely affect the interests of the Administrative Agent or the Lenders hereunder, thereunder or under the other Loan Documents or
      (iii) is of a technical or clarifying nature); (c) designate any Indebtedness having a principal amount in excess of $20,000,000 as "Senior Debt" under and as defined in the Senior Subordinated Note Indenture without the consent of the Administrative Agent; or (d) amend, modify or change, or consent or agree to any amendment, modification or change to the articles of incorporation (or such similar charter documents) of the Borrower or any Subsidiary in any material respect."

            7. Amendment to Subsection 7.12 of the Credit Agreement. Subsection
7.12 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "7.12 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day not falling within the period from and including December 23 to and including January 8."

            8. Amendment to Subsection 12.16 of the Credit Agreement. Subsection 12.16(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting, in lieu thereof, the following:

            "(a) The obligations arising under the Guarantee and Collateral Agreement shall be unconditional and binding on each of Holdings and the Borrower pursuant to the terms therein; provided that if either (i) on the last day of any period of four fiscal quarters the ratio of Consolidated Total Debt to consolidated EBITDA (as calculated according to the provisions of subsection 7.1(a)) is less than 1.5 to 1.0 or (ii) ratings of BBB- and Baa3 or above are attained by the Borrower or Holdings from Standard & Poor's Ratings Group and Moody's Investors Services, respectively, the Collateral pledged (but not the Guarantee contained) in such Guarantee and Collateral Agreement shall, upon the prior written consent of the Administrative Agent and the Required Lenders (in each case, which consent shall not be unreasonably withheld), be released; and provided further that if such performance criteria at any time thereafter are not maintained, any such Collateral that has been released shall again be pledged in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to the Guarantee and Collateral Agreement."

            9. Conditions to Effectiveness. This Amendment shall be effective on the conditions that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by Holdings and the Borrower and consented to by the Required Lenders and the Grantors under the Guarantee and Collateral Agreement dated as of May 7, 1996 (the "Guarantee and Collateral Agreement") among Holdings, the Borrower, the Subsidiary Guarantors named therein and the Administrative Agent; (b) the Administrative Agent shall have

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received, for the account of each Lender which executes and delivers this
Amendment, an amendment fee in the amount of $7,500 per Lender; and (c) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment. The date on which all of the above conditions are met shall be the date of effectiveness of this Amendment (the "Amendment Effective Date").

            10. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, Holdings and the Borrower hereby represent and warrant to the Administrative Agent and the Lenders that the representations and warranties of Holdings, the Borrower and the other Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

            11. Notice of Effectiveness. The Administrative Agent shall promptly advise the Lenders and the Borrower that this Amendment has become effective.

            12. Applicable Law and Jurisdiction. This Amendment has been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

            13. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Holdings and the Borrower and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns. The execution and delivery of this Amendment by any Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

            15. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Holdings or the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

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                                                                               6


             IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  TWINLAB CORPORATION

                                  By: /s/ Ross Blechman
                                     -------------------------------------------
                                     Name:  ROSS BLECHMAN
                                     Title: PRESIDENT


                                  TWIN LABORATORIES INC.

                                  By: /s/ Ross Blechman
                                     -------------------------------------------
                                     Name:  ROSS BLECHMAN
                                     Title: PRESIDENT


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By:
   ------------------------------
Name:
Title:

             IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                  TWINLAB CORPORATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TWIN LABORATORIES INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By: /s/ Dawn Lee Lum
                                     -------------------------------------------
                                     Name:  DAWN LEE LUM
                                     Title: VICE PRESIDENT

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By:
   ------------------------------
Name:
Title:

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  TWINLAB CORPORATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  TWIN LABORATORIES INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK as
                                  Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

                                  By: /s/ Dawn Lee Lum
                                     -------------------------------------------
                                     Name:  DAWN LEE LUM
                                     Title: VICE PRESIDENT

Consented to:

THE BANK OF NEW YORK, as Co-Agent and as a Lender


By: /s/ Mary S. McGovern
   -----------------------------
  Name:
  Title:

BANKBOSTON, N.A. formerly known as
THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By: /s/ Richard D. Hill, Jr.
   -----------------------------------
  Name:   RICHARD D. HILL, JR.
  Title:  Managing Director


DRESDNER BANK AG, NEW YORK BRANCH
AND GRAND CAYMAN BRANCH, as a Lender

By:
   -----------------------------------
  Name:
  Title:

By:
   -----------------------------------
  Name:
  Title:


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   -----------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By:
   -----------------------------------
  Name:
  Title:

THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   -----------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH
AND GRAND CAYMAN BRANCH, as a Lender

By: /s/ Anthony C. Caraballo
   -----------------------------------
  Name:  ANTHONY C. CARABALLO
  Title: VICE PRESIDENT

By: /s/ John R. Morrison
   -----------------------------------
  Name:  JOHN R. MORRISON
  Title: VICE PRESIDENT


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   -----------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By:
   -----------------------------------
  Name:
  Title:

THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:
   -----------------------------------
  Name:
  Title:


DRESDNER BANK AG, NEW YORK BRANCH
AND GRAND CAYMAN BRANCH, as a Lender

By:
   -----------------------------------
  Name:
  Title:

By:
   -----------------------------------
  Name:
  Title:


U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
   -----------------------------------
  Name:
  Title:


EUROPEAN AMERICAN BANK, as a Lender

By: /s/ Jennifer J. Raman
   -----------------------------------
  Name:  Jennifer J. Raman
  Title: Assistant Vice President

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG,
GRAND CAYMAN ISLAND BRANCH, as a Lender

By: /s/ Rima Terradista             /s/ John S. Runnion
   ------------------------
  Name: RIMA TERRADISTA             JOHN S. RUNNION
  Title: Vice President             FIRST VICE PRESIDENT


ZIONS FIRST NATIONAL BANK, as a Lender

By:
   -------------------------------------------
  Name:
  Title:


ADVANCED RESEARCH PRESS, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:


CHANGES INTERNATIONAL OF FORT WALTON BEACH, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:


HEALTH FACTORS INTERNATIONAL, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:

ERSTE BANK DER OESTER REICHISCHEN SPARKASSEN AG,
GRAND CAYMAN ISLAND BRANCH, as a Lender

By:
   -------------------------------------------
  Name:
  Title:


ZIONS FIRST NATIONAL BANK, as a Lender

By: /s/ P. Boyd Hales
   -------------------------------------------
  Name:  P. Boyd Hales
  Title: Vice President


ADVANCED RESEARCH PRESS, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:


CHANGES INTERNATIONAL OF FORT WALTON BEACH, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:


HEALTH FACTORS INTERNATIONAL, INC., as a Grantor

By:
   -------------------------------------------
  Name:
  Title:

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG,
GRAND CAYMAN ISLAND BRANCH, as a Lender

By:
   -------------------------------------------
  Name:
  Title:


ZIONS FIRST NATIONAL BANK, as a Lender

By:
   -------------------------------------------
  Name:
  Title:


ADVANCED RESEARCH PRESS, INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  ROSS BLECHMAN
  Title: PRESIDENT


CHANGES INTERNATIONAL OF FORT WALTON BEACH, INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  ROSS BLECHMAN
  Title: PRESIDENT


HEALTH FACTORS INTERNATIONAL, INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  ROSS BLECHMAN
  Title: PRESIDENT

BRONSON LABORATORIES INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  Ross Blechman
  Title: President


PR NUTRITION, INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  Ross Blechman
  Title: President


TWINLAB FSC INC., as a Grantor

By: /s/ Ross Blechman
   -------------------------------------------
  Name:  Ross Blechman
  Title: President